UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 3, 2019
___________________________________________
CARTER VALIDUS MISSION CRITICAL REIT II, INC.
(Exact Name of Registrant as Specified in Its Charter)
___________________________________________

Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 1.01    Entry into a Material Definitive Agreement.
Amendments to CVREIT II Advisory Agreement
As previously disclosed in Carter Validus Mission Critical REIT II, Inc.’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 11, 2019 (the “April 11, 2019 8-K”), concurrently with the execution of the Merger Agreement (as defined herein), the Company, Carter/Validus Operating Partnership, LP (“CVOP”), Carter Validus Operating Partnership II, LP (“CVOP II”) and Carter Validus Advisors II, LLC (“CVREIT II Advisor") entered into the Third Amended and Restated CVREIT II Advisory Agreement (the “Third A&R CVREIT II Advisory Agreement”), which became effective as of the effective time of the REIT Merger (as defined herein).
First Amendment to Third A&R CVREIT II Advisory Agreement
On October 3, 2019, the Company, CVOP, CVOP II and CVREIT II Advisor entered into the First Amendment to the Third A&R CVREIT II Advisory Agreement (the “First Amendment”), which became effective on October 4, 2019, simultaneously with the effectiveness of the Third A&R CVREIT II Advisory Agreement at the effective time of the REIT Merger, and is attached hereto as Exhibit 10.1. The purpose of the First Amendment is to clarify that any subordinated fees payable to CVREIT II Advisor under the Third A&R CVREIT II Advisory Agreement will be offset by any distributions CVREIT II Advisor or any of its affiliates receives as a special limited partner of CVOP II or CVOP.
Fourth A&R CVREIT II Advisory Agreement
Following the completion of the Contributions (as defined herein), on October 4, 2019, the Company, CVOP II and REIT II Advisor entered into the Fourth Amended and Restated Advisory Agreement (the "Fourth A&R CVREIT II Advisory Agreement") in order to, among other things, clarify that CVOP will not be a party to the Fourth A&R CVREIT II Advisory Agreement and that any subordinated fees CVREIT II Advisor would have received under the Third A&R CVREIT II Advisory Agreement will be made to CVREIT II Advisor in its capacity as a special limited partner of CVOP II pursuant to the A&R CVOP II Partnership Agreement (as defined herein).
The foregoing descriptions of the First Amendment and Fourth A&R CVREIT II Advisory Agreement are only summaries, do not purport to be complete and are qualified in their entirety by reference to the full text of the First Amendment and Fourth A&R CVREIT II Advisory Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and are incorporated herein by reference.
Amendments to CVOP II Operating Partnership Agreement
As previously disclosed in the April 11, 2019 8-K, concurrent with the execution of the Merger Agreement (as defined herein), the Company entered into an amendment (the “Fifth Amendment”) to the Amended and Restated Limited Partnership Agreement of CVOP II, by and between the Company and CVREIT II Advisor (as amended, the “CVOP II Partnership Agreement”). The purpose of the Fifth Amendment was to revise the economic interests of CVREIT II Advisor by providing that CVREIT II Advisor would not receive any subordinated distributions as a special limited partner of CVOP II. The Fifth Amendment was to take effect as of the effective time of the REIT Merger.
Sixth Amendment to CVOP II Operating Partnership Agreement
On October 3, 2019, the Company and REIT II Advisor entered into the Sixth Amendment to CVOP II Partnership Agreement (the “Sixth Amendment”), which is attached as Exhibit 10.3 hereto. The purpose of the Sixth Amendment is to rescind the Fifth Amendment in its entirety such that the revisions to the CVOP II Partnership Agreement set forth in the Fifth Amendment did not go into effect.
A&R CVOP II Partnership Agreement
Following the completion of the Contributions (as defined herein), on October 4, 2019, the Company and CVREIT II Advisor entered into the Second Amended and Restated Agreement of Limited Partnership of CVOP II (the “A&R CVOP II Partnership Agreement”), which is attached as Exhibit 10.4 hereto. The A&R CVOP II Partnership Agreement amends and restates the CVOP II Partnership Agreement in order to, among other things, amend the provisions related to distributions payable to CVREIT II Advisor upon a Listing (as defined in the A&R CVOP II Partnership Agreement), termination of the Fourth A&R Advisory Agreement (unless such termination is by the Company because of a material breach of the Fourth A&R Advisory Agreement or occurs upon a change of control), and upon an Investment Liquidity Event (as defined in the A&R CVOP II Partnership Agreement). The A&R CVOP II Partnership Agreement also increases the threshold of the Priority Return (as defined in the A&R CVOP II Partnership Agreement) from 6% to 8%, as previously agreed to and disclosed in connection with the REIT Merger.

The foregoing descriptions of the Sixth Amendment and the A&R CVOP II Partnership Agreement are only summaries, do not purport to be complete and each is qualified in its entirety by reference to the full text of the Sixth Amendment and the A&R CVOP II Partnership Agreement, respectively, which are attached hereto as Exhibit 10.3 and Exhibit 10.4, respectively, and each incorporated herein by reference.
Omnibus Assignment and Amendment to Property Management and Leasing Agreements
On October 4, 2019, immediately prior to the effective time of the REIT Merger, pursuant to the Omnibus Assignment and Amendment to the Property Management and Leasing Agreements (the "Assignment Amendment"), Carter Validus Real Estate Management Services II, LLC, as assignee (the "Assignee"), acquired, and Carter Validus Real Estate Management Services, LLC, as assignor (the "Assignor"), assigned, transferred, conveyed, and delivered to the Assignee, all of the Assignor's rights, titles, and interests in the Property Management and Leasing Agreements by and among the Assignor and CVOP's wholly-owned subsidiaries. Therefore, the Assignee, the property manager for the Company, will act as the property manager and leasing agent for the properties the Company acquired in the REIT Merger.
The foregoing description of the Assignment Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Assignment Amendment attached hereto as Exhibit 10.5 and incorporated herein by reference.
Operating Partnership Contribution
On October 4, 2019, following completion of the REIT Merger (as defined herein), CVREIT II Advisor purchased all of Carter/Validus Advisors, LLC's ("CVREIT Advisor") units of ownership interest in CVOP (“OP Units”) and all of CVREIT Advisor's rights and entitlements as a partner of CVOP (the “CVREIT II Advisor OP Unit Purchase”) for an aggregate purchase price of $1,066, pursuant to that certain Partnership Interest Purchase Agreement (the “Purchase Agreement”) by and between CVREIT II Advisor, as buyer, and CVREIT Advisor, as Seller, dated October 4, 2019, which is attached hereto as Exhibit 2.1.
On October 4, 2019, CVOP, the Company, CVOP II, CVREIT II Advisor, Lightning Merger Sub, LLC, a wholly owned subsidiary of the Company (“Merger Sub”), and CVOP Partner, LLC (“CVOP Partner”), a wholly owned subsidiary of CVOP II, entered into a contribution agreement (the “Contribution Agreement”), which is attached hereto as Exhibit 2.2, whereby effective on October 4, 2019, following the CVREIT II Advisor OP Unit Purchase, (i) Merger Sub and CVREIT II Advisor (each, a “Contributor”, and together, the "Contributors”) each contributed to CVOP II all of their interests in CVOP and CVOP II acquired from the Contributors all of the Contributors’ right, title and interest in CVOP in exchange for limited partnership interests in CVOP II, and (ii) CVOP II contributed to CVOP Partner all of its limited OP Units (collectively, the “Contributions”).
The Purchase Agreement and Contribution Agreement each contain customary representations, warranties, covenants and agreements, and the foregoing summaries of the material terms of the Purchase Agreement and Contribution Agreement are qualified in their entirety by reference to the Purchase Agreement and Contribution Agreement, respectively, which are attached hereto as Exhibit 2.1 and 2.2, respectively, and each incorporated by reference herein.
Amended and Restated CVOP Partnership Agreement
Following the completion of the Contributions, on October 4, 2019, CVOP II, as the general partner of CVOP, and CVOP Partner, as the limited partner of CVOP, entered into the First Amended and Restated Agreement of Limited Partnership of CVOP (the “A&R CVOP Partnership Agreement"), which is attached hereto as Exhibit 10.6. The primary purpose of the A&R CVOP Partnership Agreement is to provide for the allocation of CVOP’s profits and losses and distributions of cash and other assets of CVOP to CVOP II as general partner and CVOP Partner as limited partner of CVOP.
The foregoing description of the A&R CVOP Partnership Agreement is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R CVOP Partnership Agreement, which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.
The information reported in Item 2.03 of this Current Report on Form 8-K describing matters related to the Company's credit facility is incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets.
Completion of REIT Merger
On April 11, 2019, the Company, CVREIT, CVOP II, CVOP and Merger Sub entered into an Agreement and Plan of Merger (the “Merger Agreement”).
As disclosed in CVREIT’s Current Report on Form 8-K filed with the SEC on September 26, 2019, the stockholders of CVREIT approved the REIT Merger (as defined herein) contemplated by the Merger Agreement at CVREIT’s Special Meeting of Stockholders on September 26, 2019.
On October 4, 2019, pursuant to the Merger Agreement, CVREIT merged with and into Merger Sub, with Merger Sub surviving as a direct, wholly-owned subsidiary of the Company (the “REIT Merger”). At such time, in accordance with the applicable provisions of the Maryland General Corporation Law and the Maryland Limited Liability Company Act, the separate existence of CVREIT ceased.
At the effective time of the REIT Merger, each issued and outstanding share of CVREIT’s common stock (or a fraction thereof), $0.01 par value per share converted into the right to receive: (i) $1.00 in cash; and (ii) 0.4681 shares of CVREIT II Class A common stock, par value $0.01 per share.
The combined company after the REIT Merger (the “Combined Company”) retains the name “Carter Validus Mission Critical REIT II, Inc.” and Merger Sub is now named “Carter Validus Mission Critical REIT II, LLC”. The REIT Merger is intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended.
The descriptions of the Merger Agreement and the transactions contained in this Item 2.01 do not purport to be complete and are subject to and qualified in their entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 2.3 to this Current Report on Form 8-K and incorporated herein by reference.
Completion of CVREIT II Advisor OP Unit Purchase and the Contributions
The information reported in Item 1.01 of this Current Report on Form 8-K related to the CVREIT II Advisor OP Unit Purchase and the Contributions is incorporated herein by reference. As a result of the Contributions, CVOP II is the general partner of CVOP and CVOP Partner is the limited partner of CVOP.
The information reported in Item 1.01 of this Current Report on Form 8-K with respect to the Purchase Agreement and Contribution Agreement is incorporated herein by reference.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As previously reported in a Current Report on Form 8-K filed with the SEC on August 13, 2019, the Company, CVOP II, and certain of the Company’s subsidiaries entered into the Fourth Amended and Restated Credit Agreement (the "A&R Credit Agreement") dated as of August 7, 2019 (as amended, the "KeyBank Credit Facility”) with KeyBank National Association (“KeyBank”) as Administrative Agent for the lenders. The maximum commitments available to date under the KeyBank Credit Facility are $780,000,000, consisting of a $500,000,000 revolving line of credit, with a maturity date of April 27, 2022, subject to the Company’s right to one, 12-month extension period, and a $280,000,000 term loan, with a maturity date of April 27, 2023.
The actual amount of credit available under the KeyBank Credit Facility is a function of certain loan-to-cost, loan-to-value and debt service coverage ratios contained in the KeyBank Credit Facility.
Simultaneously with the A&R Credit Agreement’s execution, on August 7, 2019, the Company, CVOP II, and certain of the Company’s subsidiaries entered into the Term Loan Agreement (the “Term Loan Agreement”) with KeyBank, as Administrative Agent for the lenders, for the maximum commitment available of up to $520,000,000 with a maturity date of December 31, 2024 (the "Term Loan"). Subject to certain conditions, the Term Loan can be increased to $600,000,000 any time before December 31, 2023. The Term Loan Agreement is pari passu with the A&R Credit Agreement. The Term Loan was funded upon the consummation of the REIT Merger.
The Company refers to the KeyBank Credit Facility and the Term Loan collectively as the "Unsecured Credit Facility".

On October 3, 2019, the Company, CVOP II, certain of the Company's subsidiaries, and KeyBank, as Administrative Agent for the lenders, entered into the First Amendment to the A&R Credit Agreement (the "First Amendment to A&R Credit Agreement") and the First Amendment to the Term Loan (the "First Amendment to Term Loan Agreement" and together with the First Amendment to A&R Credit Agreement, the "First Amendments to the Unsecured Credit Facility"). The First Amendments to the Unsecured Credit Facility allow for the Contributions by amending and adding certain language in the A&R Credit Agreement and Term Loan Agreement in order to conform with the contemplated structure chart as set forth in Schedule 1.5, attached hereto and incorporated herein by reference as Exhibits 10.7 and 10.8, of the First Amendment to A&R Credit Agreement and First Amendment to Term Loan Agreement, respectively.
On October 4, 2019, in connection with the REIT Merger, two wholly-owned subsidiaries of the Company entered into joinder agreements with KeyBank, as Administrative Agent (the "Joinder Agreements"), to become subsidiary guarantors under the Unsecured Credit Facility and to add 60 healthcare properties and one data center property to the unencumbered pool of the Unsecured Credit Facility, which increased the Company’s total pool availability under the Unsecured Credit Facility by approximately $577,946,000. The material terms of the Joinder Agreements are qualified in their entirety by the terms of the agreements attached hereto as Exhibits 10.9 through Exhibit 10.10 and are incorporated herein by reference.
As of October 4, 2019, the Company had a total pool availability under the Unsecured Credit Facility of $1,129,416,000 and an aggregate outstanding principal balance of $908,000,000. As of October 4, 2019, $221,416,000 remained to be drawn on the Unsecured Credit Facility.
Item 3.02    Unregistered Sales of Equity Securities.
The information set forth under Item 2.01 of this Current Report on Form 8-K related to the exchange of OP Units is incorporated by reference into this Item 3.02. The exchange of the OP Units pursuant to the Contribution Agreement was consummated without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration in Section 4(a)(2) of the Securities Act as transactions not involving any public offering. No sales commission or other consideration will be paid in connection with such sale.

Item 9.01    Financial Statements and Exhibits.
(a) Financial statements of business acquired.
The Company previously filed the following financial statements: (i) unaudited consolidated interim financial statements of CVREIT as of March 31, 2019 and for the three months ended March 31, 2019 and 2018, respectively, and (ii) audited financial statements of CVREIT as of and for the years ended December 31, 2018, 2017 and 2016. These financial statements, and the notes thereto, were previously filed in the Company’s Registration Statement on Form S-4 (File No. 333-232275) (the “Registration Statement”).
(b) Pro forma financial information.
The Company previously filed the following pro forma financial information: (i) unaudited pro forma condensed combined balance sheet as of March 31, 2019, (ii) unaudited pro forma condensed combined statement of comprehensive income for the three months ended March 31, 2019, and (iii) unaudited pro forma condensed combined statement of comprehensive income for the year ended December 31, 2018. These financial statements, and the notes thereto, were previously filed in the Registration Statement.
Such unaudited pro forma condensed combined financial statements are not necessarily indicative of the financial position that actually would have existed or the operating results that actually would have been achieved if the adjustments set forth therein had been in effect as of the dates and for the periods indicated or that may be achieved in future periods and should be read in conjunction with the historical financial statements of the Company and CVREIT.

(d) Exhibits.

Exhibit No.	Description
2.1	Partnership Interest Purchase Agreement, by and between Carter Validus Advisors II, LLC and Carter/Validus Advisors, LLC, effective as of October 4, 2019
2.2
Contribution Agreement, dated as of October 4, 2019, by and among Carter Validus Mission Critical REIT II, Inc., Carter Validus Mission Critical REIT II, LLC (f/k/a Lightning Merger Sub, LLC), Carter Validus Advisors II, LLC, Carter Validus Operating Partnership II, LP, Carter/Validus Operating Partnership, LP and CVOP Partner, LLC

2.3
Agreement and Plan of Merger, dated as of April  11, 2019, by and among Carter Validus Mission Critical REIT, Inc., Carter/Validus Operating Partnership, LP, Carter Validus Mission Critical REIT II, Inc., Carter Validus Operating Partnership II, LP and Lightning Merger Sub, LLC (included as Exhibit 2.1 to the Registrant's Current Report on Form 8-K (File No. 000-55435) filed on April 11, 2019, and incorporated herein by reference).

10.1
First Amendment to the Third Amended and Restated Advisory Agreement, dated as of October 3, 2019, by and among Carter Validus Mission Critical REIT II, Inc., Carter Validus Operating Partnership II, LP, Carter/Validus Operating Partnership, LP and Carter Validus Advisors II, LLC

10.2
Fourth Amended and Restated Advisory Agreement, dated as of October 4, 2019, by and among Carter Validus Mission Critical REIT II, Inc., Carter Validus Operating Partnership II, LP and Carter Validus Advisors II, LLC

10.3
Sixth Amendment to the Amended and Restated Limited Partnership Agreement of Carter Validus Operating Partnership II, LP, dated as of October 3, 2019, by and between Carter Validus Mission Critical REIT II, Inc. and Carter Validus Advisors II, LLC

10.4
Second Amended and Restated Agreement of Limited Partnership of Carter Validus Operating Partnership II, LP, dated as of October 4, 2019, by and between Carter Validus Mission Critical REIT II, Inc., Carter Validus Mission Critical REIT II, LLC (f/k/a Lightning Merger Sub, LLC) and Carter Validus Advisors II, LLC

10.5
Omnibus Assignment and Amendment to the Property Management and Leasing Agreements of the Entities Listed on Exhibit A, entered into as of October 4, 2019, by and among Carter Validus Real Estate Management Services, LLC and Carter Validus Real Estate Management Services II, LLC

10.6
First Amended and Restated Agreement of Limited Partnership of Carter/Validus Operating Partnership, LP, entered into as of October 4, 2019, by and between Carter Validus Operating Partnership II, LP and CVOP Partner, LLC

10.7
First Amendment to Fourth Amended and Restated Credit Facility Agreement, dated October 3, 2019, by and among Carter Validus Mission Critical REIT II, Inc, as Borrower, KeyBank National Association, the other lenders which are parties to this agreement and other lenders that may become parties to this agreement, Capital One, National Association, BBVA USA, an Alabama Banking Corporation f/k/a Compass Bank and Suntrust Bank, as Co-Syndication Agents and Keybanc Capital Markets, Inc., BBVA USA, an Alabama Banking Corporation, Capital One, National Association, and Suntrust Robinson Humphrey, Inc., as Joint Lead Arrangers and KeyBanc Capital Markets, Inc., as Sole Bookrunner and Fifth Third Bank and Hancock Bank, as Co-Documentation Agents

10.8
First Amendment to Term Loan Agreement, dated October 3, 2019, by and among Carter Validus Mission Critical REIT II, Inc., as Borrower, KeyBank National Association, the other lenders which are parties to this agreement and other lenders that may become parties to this agreement, KeyBank National Association, as Agent, BBVA USA, an Alabama Banking Corporation, BMO Capital Markets, Capital One, National Association and Suntrust Bank,, as Co-Syndication Agents and Keybanc Capital Markets, Inc., BMO Capital Markets, BBVA USA, an Alabama Banking Corporation, Capital One, National Association, and Suntrust Robinson Humphrey, Inc., as Joint Lead Arrangers and KeyBanc Capital Markets, Inc., as Sole Bookrunner and BMO Harris Bank, N.A. and Fifth Third Bank, as Co-Documentation Agents

10.9
Joinder Agreement (Master Credit Agreement), dated October 4, 2019, by Carter/Validus Operating Partnership, LP and Carter Validus Mission Critical REIT II, LLC, to KeyBank National Association, as Agent

10.10	Joinder Agreement (Term Loan), dated October 4, 2019, by Carter/Validus Operating Partnership, LP and Carter Validus Mission Critical REIT II, LLC, to KeyBank National Association, as Agent

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT II, INC.

Dated: October 8, 2019	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer